                                POWER OF ATTORNEY

        Know all by these presents,  that the undersigned hereby constitutes and appoints J. Robert  Fugate and Henry Lyon of Cbeyond  Communications,  Inc. (the
"Company"),  signing singly, the undersigned's true and lawful attorneys-in-fact to:

        (1) execute for and on behalf of the undersigned,  in the  undersigned's capacity as an officer and/or director of the Company, Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities  Exchange Act of 1934 and the rules thereunder;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be  necessary  or  desirable  to complete and execute any such
        Form 3, 4, or 5,  complete  and  execute  any  amendment  or  amendments thereto, and timely file such form with the United States Securities and
        Exchange Commission and any stock exchange or similar authority; and

        (3) take any other action of any type  whatsoever in connection with the foregoing  which,  in the  opinion of such  attorney-in-fact,  may be of benefit  to,  in the best  interest  of, or  legally  required  by,  the undersigned,  it being  understood  that the documents  executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of
        Attorney  shall  be in such  form  and  shall  contain  such  terms  and
        conditions    as   such    attorney-in-fact    may   approve   in   such
        attorney-in-fact's discretion.

        The undersigned  hereby grants to such  attorney-in-fact  full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney  shall  remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

        This Power of Attorney revokes all prior Powers of Attorney  relating to reporting  under  Section  16(a) of the  Securities  Exchange  Act of 1934  with respect to the equity securities of the Company and shall remain in effect until revoked by a subsequently filed instrument.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of October 2005.

                                        /s/ John Chapple
                                        ----------------------------------------
                                        John Chapple